SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2006

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

60 Heartland Blvd., Edgewood, New York		11717
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (631) 586-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 — Results of Operations and Financial Condition

On November 14, 2006, the Company issued a press release discussing its financial results for the three and nine months ended September 30, 2006. The press release is included as Exhibit 99.1 hereto.

Item 9.01 — Financial Statement and Exhibits

99.1	Press release, dated November 14, 2006, announcing September 30, 2006 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2006	CPI AEROSTRUCTURES, INC.

	By:	/s/ Edward J. Fred
Edward J. Fred Chief Executive Officer